Note 25 - Land Lease	12 Months Ended
Dec. 31, 2011
Leases of Lessee Disclosure [Text Block]
25.      LAND LEASE

The Company’s three wind farm investments (Woodstock Hills, Winona, and Valley View) maintain lease agreements with landowners for the real estate related to the wind energy generation facilities.  The leases, which generally run for 25 – 30 years from inception, will expire between 2017 and 2036. Rent expense for 2011 under these arrangements was approximately $27,000 (for post-acquisition periods only).

The minimum lease payments for the next five years under the lease agreement are as follows:

2012	$50,100
2013	50,100
2014	50,100
2015	50,100
2016	50,100
Thereafter	815,900
Total	$1,066,400